By Electronic Delivery to:  thehrlich@uraniumresources.com  December 27, 2007      Mr. Thomas H. Ehrlich   Vice President and Chief Financial Officer   Uranium Resources, Inc.    405 State Highway 121 Bypass   Building A, Suite 110   Lewisville, TX 75067      Re: Uranium Resources, Inc.  (the “Company”)    Nasdaq Symbol:  URRE      Dear Mr. Ehrlich:      On December 19, 2007, the Company verbally notified Staff that on November 1, 2007, its Compensation Committee authorized compensation to Leland Erdahl, an independent director, for his role as financial advisor to the Chief Executive Officer.  Specifically, the Company’s submission dated December 21, 2007 stated that Mr. Erdahl’s compensation consisted of (i) a stipend of $10,000 per month effective May 1, 2007 (the “Stipend”) and (ii) an option to purchase 12,000 shares under the 2004 Directors Stock Option Plan, which exceeded $100,000 as of the date of grant.  As a result, Mr. Erdahl was no longer an independent director1 and the Company did not comply with  independent director requirement for continued listing on The Nasdaq Stock Market under Marketplace Rules 4350(c)(1) (“the “Rule’)2.        However, the Company indicated that on December 20, 2007, its Compensation Committee and Board of Directors rescinded the stock option grant made to Mr. Erdahl on November 1, 2007 and terminated the Stipend effective immediately for the period after December 20, 2007.  The Company confirmed that no shares of common stock were issued pursuant to the stock option grant and no stock option grants will be made to Mr. Erdahl until its next compensation year ending December 31, 2008.  Accordingly, Staff has determined that the Company has regained compliance with the Rule and, subject to the disclosure requirements described below, this matter is now closed.         1 As defined in Marketplace Rule 4200(a)(15).   2 Marketplace Rule 4350(c)(1) requires each issuer to maintain a majority of the board of directors comprised of independent directors.   3 We also note that Item 3.01 of Form 8-K requires disclosure of the receipt of this notification within four business days.  See, SEC Release No. 34-49424.   4 The notice should be submitted to Nasdaq’s MarketWatch Department through the Electronic Disclosure service available at www.NASDAQ.net.  The facsimile numbers for Nasdaq’s Listing Qualifications and Hearings Departments are (301) 978-4028 and (301) 978-8080, respectively.   5 The Company must ensure that the full text of the required announcement is disseminated publicly.  The Company has not satisfied this requirement if the announcement is published as a headline only or if the news service determines not to publish the full text of the story.  Nasdaq cannot render advice to the Company with respect to the format or content of the public announcement.  The following is provided only as a guide that should be modified following consultation with securities counsel:  the Company received a Nasdaq Staff Deficiency Letter on (DATE OF RECEIPT OF STAFF DEFICIENCY LETTER) indicating that the Company fails to comply with the (STOCKHOLDERS’ EQUITY, MINIMUM BID PRICE, MARKET VALUE OF PUBLICLY HELD SHARES, etc.) requirement(s) for continued listing set forth in Marketplace Rule(s)

2:  Marketplace Rule 4803(a) requires that the Company, as promptly as possible but no later than four business days from the receipt of this letter, make a public announcement through the news media which discloses receipt of this letter and the Nasdaq rules upon which it is based.3  The Company must provide a copy of this announcement to Nasdaq’s MarketWatch Department, the Listing Qualifications Department, and the Listing Qualifications Hearings Department (the “Hearings Department”) at least 10 minutes prior to its public dissemination.4  For your convenience, we have enclosed a list of news services.5      In the event the Company does not make the required public announcement, trading in your securities will be halted.      In addition, an indicator will be broadcast over Nasdaq’s market data dissemination network noting the Company’s non-compliance.  The indicator will be displayed with quotation information related to the Company’s securities on Nasdaq.com, NasdaqTrader.com and by other third-party providers of market data information.  Also, a list of all non-compliant Nasdaq companies and the reason(s) for such non-compliance is posted on our website at www.nasdaq.com.  The Company will be included in this list commencing five business days from the date of this letter.      If you have any questions, please contact Marcia Brown-DeMar, Lead Analyst, at (301) 978-8063.      Sincerely,        Stanley Higgins   Director   Nasdaq Listing Qualifications

3:  DIRECTORY OF NEWS SERVICES              Bloomberg Business News   Newsroom   400 College Road East   P.O. Box 888   Princeton, NJ 08540-0888   Telephone: 609.750.4500   Toll free: 800.444.2090   Fax: 609.897.8394     Email: release@Bloomberg.net               MarketWire   5757 West Century Boulevard.   2nd Floor   Los Angeles, CA 90045   Telephone: 800.774.9473   Fax: 310.846.3701             PrimeNewswireSM      (A NASDAQ Company)    5200 West Century Boulevard    Suite 470   Los Angeles, CA  90045   Telephone: 800.307.6627   Fax: 310.642.6933     Web:           http://www.primenewswire.com                     Business Wire   44 Montgomery Street    39th Floor   San Francisco, CA 94104   Telephone: 415.986.4422   Fax: 415.788.5335                 PR Newswire   810 7th Avenue   35th Floor   New York, NY 10036   Telephone: 800.832.5522   Fax: 800.793.9313           Reuters   3 Times Square   New York, NY 10036   Telephone: 646.223.6000    Fax: 646.223.6001     Dow Jones News Wire   Harborside Financial Center   600 Plaza Two   Jersey City, NJ 07311-3992   Telephone: 201.938.5400   Fax: 201.938.5600     News Media Outlets*   *The use of any of these services will satisfy NASDAQ’s listing rules that require the disclosure of specific information in a press release or public announcement through the news media.